EMPLOYMENT AGREEMENT
This

Employment

Agreement

(this

"Agreement")

is

made

as

of

December

17,

2021,
between

Everest

Global

Services,

Inc.,

a

Delaware

corporation

(the

"Company"),

Everest

Re
Group, Ltd. ("Group"), Everest Reinsurance Holdings, Inc., a Delaware

corporation ("Holdings")
and Juan C. Andrade (the "Executive").

WHEREAS, the Executive is currently

serving as the President and

Chief Executive of the
Company;
WHEREAS,

the

Company,

Holdings

and

the

Executive

are

party

to

an

Employment
Agreement entered

into as

of August

1, 2019

(the "Prior

Agreement") providing

for the

Executive's
employment by the Company, and setting forth the terms and conditions for such employment;
WHEREAS, the

Company, Group and

Holdings desire

to continue

to employ

the Executive
and the

Executive desires

to continue

to be employed

by the

Company, on the terms

and conditions
provided below; and
WHEREAS, this Agreement shall govern

the employment relationship between Executive
and the

Company, Group and

Holdings and

supersedes all

previous agreements

and understandings
with respect to such employment relationship; and
WHEREAS, the

Company, Group, Holdings and

the Executive desire

to amend and

restate
the Prior

Agreement in

order to

set

forth

the terms

and conditions

of the

Executive's continued
employment

with

the

Company,

Group

and

Holdings

and

have

determined

that

it

is

in

their
respective

best

interests

to

enter

into

this

Agreement

on

the

terms

and

conditions

as

set

forth
herein..
NOW,

THEREFORE,

in

consideration of

the

promises

and

mutual

covenants

contained
herein and

for other

good and

valuable consideration,

the receipt

of which

is hereby

acknowledged,
the parties hereto agree as follows:
1. ENGAGEMENT .
The Company

agrees to

continue to

employ the

Executive, and

the Executive

accepts to
continue such

employment, on

the terms

and conditions

set forth

in this

Agreement, unless

and
until

such

employment

shall

have

been

terminated

as

provided

in

this

Agreement

or

as

may
otherwise be agreed to by the parties.
2. TITLE AND DUTIES .
Executive shall continue

to serve as

President and Chief

Executive Officer

of each of

the
Company,

Group,

Holdings

and

Everest

Reinsurance

Company

and

will

report to

the

Board

of
Directors of Group ("Board") and shall perform duties consistent with these positions, shall abide by Company policies as such

policies may be amended

from time to time, and

shall devote his full
business time and

best efforts to his

duties hereunder and

the business and

affairs of the

companies
over which he presides (except during vacation periods and periods of illness or other incapacity).

While Executive

serves as

Chief Executive

Officer of

the Group,

if not

previously
appointed, the Board shall appoint Executive to the Group Board, and thereafter the Group Board shall

nominate

Executive

for

re-election

as

a

member

of

its

Board

at

each

annual

shareholders
meeting

during

the

term

of

this

Agreement.

If

elected

to

the

Board

by

Group's

shareholders,
Executive

shall

serve

on

the

Group

Board

without

additional

compensation.

At

his

choosing,
Executive may also

serve, subject to

his appointment or

election, as a

director and officer

of any
corporation that

is a

subsidiary or

affiliate of

the Company

or Group.

The Executive

may volunteer
a reasonable

portion of

his non-working

time to

charitable, civic and

professional organizations,
as shall not

interfere with

the proper

performance of

his duties

and obligations

hereunder, provided
the

Executive shall

not

serve on

any

other

board

of

directors

of

a

public

or

private

"for

profit"
company without

the prior

consent of

the Board.

As previously

approved by

the Group

Board,
and subject

to such

service not

interfering with

the Executive’s

duties and

responsibilities to

the
Company and

the Group,

the Executive

may continue

to serve

on the

Board of

Directors of

the
United

States

Automobile

Association

(“USAA”).

Executive

will

be

based

at

the

Company's
facility

currently

located

in

Warren,

New

Jersey,

subject

to

customary

travel

and

business
requirements.

3. TERM.
This Agreement shall commence

and replace the Prior

Agreement effective as

of January
1, 2022

(the “Effective

Date”), and

shall continue

in effect

up through

and including

December
31, 2023 (the

“Term”); provided that the Term shall automatically

be extended for

successive one-
year periods unless either party shall give the

other written notice of its intention not to extend

the
Term at least six (6) months prior to the expiration of the

then current Term.

For the avoidance of
doubt,

if

the

Company

provides

notice

to

not

extend

the

initial

or

any

subsequent

Term,

the
Executive’s

employment

with

the

Company

shall

cease

upon

expiration

of

the

Term

of

this
Agreement and such cessation of employment shall be treated as if it were a Termination Without
Cause or for

Good Reason

in accordance with

Section 6(c), and

if the Executive

provides notice
to not extend the initial

or any subsequent Term,

the Executive’s

employment with the Company
shall cease upon the expiration of the

Term

of this Agreement and such cessation

of employment
shall be

treated as

if it

were a

Voluntary

Termination

without Good

Reason in

accordance with
Section 6(e).

4. COMPENSATION .
(a)
Base Salary.

During the Term, Executive's base

salary ("Base Salary")

shall be one
million

two

hundred

fifty

thousand

dollars

($1,250,000)

per

annum

(pro-rated

for

any

partial
years),

subject

to

appropriate

increases,

as

determined

and

approved

by

the

Compensation
Committee of

Group.

The Base

Salary shall

be paid

in accordance

with the

Company's normal
payroll practices in effect from time to time.
(b)
Annual Non-Equity Incentive

Grants.

During the Term, Executive shall

be eligible
to participate in an annual

non-equity incentive program or

plan established by Group,

subject to
the approval

of Group's

shareholders if

required by

law,

or to

participate in

an alternative

bonus
arrangement, as determined by the

Compensation Committee of the

Board of Directors of

Group
in consultation with Executive, and such arrangement to be consistent with current

market

industry

practice.

Executive's

target

annual

non-equity

incentive

opportunity
("Target Cash

Incentive") will be two hundred twenty percent (220%) of Base Salary.

(c)
Executive Stock

Based

Incentive Plan.

During

the Term,

the Executive

shall be
eligible to participate in and receive such equity incentive compensation as may be granted by the
Compensation Committee

from time

to time

pursuant to

the Everest

Re Group,

Ltd. 2020

Stock
Incentive Plan, as

such plan may

then be in

effect and as

it may be

amended or superseded

from
time to

time or

any successor

plan (the

"Stock Plan"),

with a

target value

of three

hundred sixty
percent (360%)

of

Executive's Base

Salary

as

applicable to

the

fiscal year

prior to

the calendar
year in which the Compensation Committee makes its

determination to grant such a share award.

All

awards

to

the

Executive

under

the

Stock

Plan

shall

be

determined

by

the

Compensation
Committee in

its discretion.

Except as

expressly set

forth in

this Agreement, all

equity awards

shall
be subject to the terms of the Stock Plan.
(d)
Sign

On

Equity

Grant.

Subject

to

the

Executive

commencing

his

duties

in
accordance with the

Prior Agreement on

or about September

3, 2019,
the Company made

a one-
time retention

grant of

restricted shares

to the

Executive in

2019 (the

“Retention Grant”

and the
date of grant of such award the “Grant Date”).

In consideration for Executive’s agreement to enter into this Agreement and subject to the
Executive’s continued employment through the

applicable vesting date,

the restricted shares

of the
Retention Grant granted to Executive shall

continue to vest over a five (5)-year

period with one-
fifth of

the total

amount vesting

on each

of the

first five

anniversaries of

the Grant

Date.

If the
Executive is terminated without Cause (as defined below), or due to Disability (as defined below)
or

due

to

death

or

if

the

Executive

resigns

for

Good

Reason

(as

defined

below)

(each

such
termination referred to as

a “Vesting

Termination”),

subject to (except in

the case of Executive’s
death) the Executive signing and not revoking a release of claims as required pursuant to Section
6(h)

below,

the

Executive

will

become

fully

vested

in

the

Retention

Grant

to

the

extent

not
previously vested.

The release

must be

executed, and

any revocation

period must

have expired,
within sixty (60) days

after such termination date.

Notwithstanding the foregoing, in

the event the
Executive incurs a termination with Cause or if the Executive resigns without Good Reason, or in the event

the release

does

not become

effective

within

sixty

(60) days

after termination

date

as
required

in

the

previous

sentence

following

a

Vesting

Termination,

the

Executive

shall
immediately

forfeit

any

portion

of

the

Retention

Grant

not

previously

vested

as

of

the

date

of
termination.
5. BENEFITS .
(a)
Employer Benefit

Plans.

During the

Term, Executive will be

eligible to

participate,
on terms which are generally available to the other senior executives of the Company and subject
to the eligibility

requirements of the

applicable Company plans

as in effect

from time to

time, in
the

Company's

deferred

compensation,

medical,

dental,

vacation,

life

insurance

and

disability
programs and other benefits

generally available to the

Company's senior executives from

time to
time.
(b)
Business Expenses.

The Executive

is authorized

to incur

and the

Company shall
either pay directly or reimburse the Executive for ordinary and reasonable expenses in connection with the performance

of his duties

hereunder, including,

without limitation,

expenses
for

(A)

transportation,

(B)

business

meals,

(C)

travel

and

lodging,

and

(D)

similar

items.

The
Executive

agrees

to

comply

with

Company

policies

with

respect

to

reimbursement

and

record
keeping in connection with such expenses.
(c)
Retirement

Benefits.

Executive

will

be

eligible

to

participate

in

the

Company's
existing

tax-qualified

retirement

plans

and

the

Company's

supplemental

retirement

and

excess
benefit plans (collectively "SERP"), as they may be in effect from time to time
(d)
Car Allowance.

The Company shall provide Executive

$1,000 per month as

a car
allowance to be applied toward the purchase or lease of a vehicle. This car allowance will be paid to Executive

as part

of the

standard payroll

and will

be reported

as income

on Executive’s

year-
end W-2 form.
6. TERMINATION OF EMPLOYMENT .
The employment

of the

Executive hereunder

may be

terminated by

the Company

at any
time,

subject

to

the

Company

providing

the

compensation

and

benefits

in

accordance

with

the
terms of this Section 6, which

shall constitute the Executive's sole and

exclusive remedy and legal
recourse upon any

such termination of employment,

and the Executive

hereby waives and

releases
any and all other

claims against the

Company and its

parent entities, affiliates,

officers, directors
and employees in such event.
(a)
Termination

Due

To

Death

Or

Disability.

In the

event

of

the

Executive's

death,
Executive's

employment

shall

automatically

cease

and

terminate

as

of

the

date

of

death.

If
Executive shall become incapacitated

by reason of

sickness, accident or other

physical or mental
disability, as such incapacitation is certified in writing by a physician chosen by the

Company and
reasonably acceptable to

Executive (or his

spouse or representative

if in the

Company's reasonable
determination Executive

is not

then able

to exercise

sound judgment),

and shall

therefore be

unable
to perform

his duties

hereunder for

a period

of either

(i) one

hundred twenty

(120) consecutive
days, or

(ii) more

than six (6)

months in any

twelve month period,

with reasonable

accommodation
as required by

law, then to the extent

consistent with applicable

law, Executive shall be considered
"Disabled" and the

employment of Executive

hereunder and this

Agreement may be

terminated by
Executive or the Company

upon thirty (30) days'

written notice to the

other party following such
certification.

In the event

of the termination

of employment due

to Executive's death

or Disability,
Executive or his estate or legal representatives shall be entitled to receive:
(i)
payment

for

all

accrued

but

unpaid

Base

Salary

as

of

the

date

of
Executive's termination of employment;
(ii)
reimbursement for

expenses incurred

by the

Executive pursuant

to Section
5(b) hereof up to and including the date on which employment is terminated;
(iii)
any earned benefits to which the Executive may be entitled as of the date
of

termination

pursuant

to

the

terms

of

any

compensation

or

benefit

plans

(including,

for

the
avoidance of doubt, any equity

plans) to the extent permitted

by such plans (with

the payments
described in subsections (i) through (iii) of this Section 6(a), in each case payable at the time they

would

have

been

payable

but

for

such

termination,

collectively

called

the

"Accrued
Payments");
(iv)
any annual non-equity

incentive bonuses earned

but not

yet paid for

any
completed full fiscal year immediately preceding the employment termination date; and
(v)
if employment termination

occurs prior to

the end of

any fiscal year, a

pro
rata annual

non-equity

incentive bonus

for

such

fiscal year

in which

employment

termination
occurs (based on actual business days in such fiscal year prior to such employment termination, divided

by

the

total

annual

business

days)

determined

and

paid

based

on

actual

performance
achieved for that fiscal year against the performance goals for that fiscal year.

Any annual non-
equity incentive

bonus due

under section

6(a)(iv) or

(v) shall

be paid

after Group's

Compensation
Committee determines the amount, if any, of such bonus and in no event later than seventy (70)
days following the last day of such fiscal year to which the bonus relates.
(b)
Termination

For

Cause.

The

Company

may,

at

any

time,

terminate

Executive's
employment for Cause. The

term "Cause" for purpose

of this Agreement

shall mean (a) repeated
and

gross

negligence

in

fulfillment

of,

or

repeated

failure

of

Executive

to

fulfill,

his

material
obligations under this

Agreement, in either

event after written

notice thereof, (b) material

willful
misconduct

by

Executive

in

respect

of

his

obligations

hereunder,

including,

but

not

limited

to,
fraudulent

misconduct,

(c)

conviction

of

any

felony,

or

any

crime

of

moral

turpitude,

or

(d)

a
material breach in trust committed in willful or reckless disregard of the interests of the Company or its affiliates or undertaken for personal gain.
For purposes of this

Section 6 of the

Agreement, an act or

failure to act shall be

considered
"willful" only if done or omitted to be done without a good faith reasonable belief that such act or failure to act was in the best interests of the Company.
In the event of the termination

of Executive's employment hereunder by the

Company for
Cause, then Executive shall be entitled to receive payment of the Accrued Payments.
(c)
Termination

without

Cause

or

for

Good

Reason.

The

Company

may

terminate
Executive's employment hereunder without Cause

at any time.

The Executive may terminate

his
employment for Good Reason by providing thirty (30) days' prior written notice to the

Company.

In the event

of the termination

of Executive's employment

under this Section

6(c) by the

Company
without Cause

or by

the Executive

for Good

Reason, in

each case

prior to

or more

than twenty-
four (24)

months following

a Material

Change (as

defined in

the Everest

Re Group,

Ltd. Senior
Executive Change

of Control

Plan, as

amended and

restated effective

January 1,

2016 (the

"Change
of Control Plan")), then Executive shall be entitled to:
(i) payment of the Accrued Payments;
(ii)
a separation allowance, payable

in equal installments

in accordance with
normal payroll practices over a

twelve (12) month period

beginning immediately following the
date

of

termination,

equal

to

the

Executive's

Base

Salary

as

in

effect

on

the

date

of

such
termination;

(iii)
payment

no

later

than

seventy

(70)

days

following

the

employment
termination

date

of

any

annual

non-equity

incentive

bonuses

as

determined

by

the

Group
Compensation Committee to

have been earned

but not yet paid

for any completed

full fiscal year
immediately preceding the employment termination date;
(iv)
if employment

termination occurs

prior to

the end

of any

fiscal year,

an
annual non-equity incentive bonus for such fiscal year

in which employment termination occurs
determined and paid no later than seventy (70) days following the last day of such fiscal year to which the

bonus relates

based on

actual performance

achieved for

such fiscal

year against

the
performance goals for that fiscal year; and
(v)
the Company shall arrange for the Executive to continue to participate on
substantially the same

terms and

conditions as in

effect for

the Executive (including

any required
contribution) immediately prior

to such termination,

in the disability

and life

insurance programs
provided to

the Executive

pursuant to

Section 5(a)

hereof until

the earlier

of (i)

the end

of the
twelve

(12)

month

period

beginning

on

the

effective

date

of

the

termination

of

Executive's
employment hereunder, or

(ii) such

time as

the Executive

is eligible

to be covered

by comparable
benefit(s)

of

a

subsequent

employer.

The

foregoing

of

this

Section

6(d)(v)

is

referred

to

as
"Benefits Continuation".

In addition, no later than sixty (60) days after

the date of termination,
the Company agrees to pay Executive a single cash

sum in order to enable Executive to pay for
medical and dental

coverage (through COBRA

or otherwise) that

is comparable to

the medical
and dental coverage in effect for Executive (and his dependents, if any), with such cash amount
equal to the cost of the premiums for such coverage that would apply if Executive were to elect
COBRA

continuation

coverage

under

the

Company's

medical

and

dental

plans

following

his
termination of

employment and

continue such

coverage for

the twenty-four

(24) month

period
beginning on the

date of Executive's

termination of employment.

The Executive agrees

to notify
the Company

promptly

if and

when

he

begins employment

with another

employer and

if and
when

he

becomes

eligible

to

participate

in

any

benefit

or

other

welfare

plans,

programs

or
arrangements of another employer.
Notwithstanding

the foregoing,

the payments

and benefits

described in

clauses (ii),

(iii),
(iv) and (v)

above shall immediately terminate,

and the Company shall

have no further obligations
to Executive with

respect thereto, in the

event that Executive breaches

any provision of Section

11
or Section 12 of this Agreement,

and if Executive breaches any provision of

Section 11 or Section
12

after

receipt

of

any

such

payment

or

benefit,

then

Executive

shall

be

required

to

repay

the
Company the payments and benefits described

in clauses (ii), (iii), (iv) and (v) above

within thirty
(30) days after notice from the Company that

Executive has so breached the Section

11 or Section
12 of the Agreement.
For

purposes

of

this

Agreement,

the

term

"Good

Reason"

means,

without

Executive's
written

consent:

(i)

a

materially

adverse

change

in

the

nature,

title

or

status

of

his

position

or
responsibilities including a

change in Executive’s

reporting relationship as

set forth in

section 2;
(ii) a reduction

by the Company in

the Base Salary, Target Cash Incentive or the multiplier

of 2.50
that

would

be

used

in

calculating

the

Cash

Payment

referenced

in

Section

IV(A)

of

the

Senior
Executive

Change

of

Control

Plan;

(iii)

failure

of

the

Group

Board

to

nominate

Executive

for
election to

the Group

Board at

an annual

meeting

of shareholders

(other than

solely due

to any
future stock exchange or other legal requirement prohibiting management directors or to the extent prohibited by the Group Bye-Laws); (iv) the

Company requiring Executive to be based at

a
location in excess of

fifty (50) miles from

the location of the

Company's principal executive office
as of

the effective

date of

this Agreement,

except for

required travel

on company

business or

if
Executive is required to

relocate to Group's headquarters

in Bermuda; or (v)

a material breach of
this Agreement by the Company.
Provided that

in all

cases of

which, in

each of

subsections (i)

through (v)

in the

immediately
preceding paragraph, is not remedied by the Company

within thirty (30) days of receipt of written
notice of such event

or breach delivered by

Executive to the Company;

provided further,

that the
Executive may only exercise his

right to terminate this Agreement

and his employment for Good
Reason within the

sixty (60) day

period immediately following the

occurrence of any

of the events
described in subsections (i) through (v) above.
(d)
Termination

of

Employment

without

Cause

or

for

Good

Reason

following

a
Change-in-Control.

If

the

Company

terminates

Executive's

employment

without

Cause

or
Executive

terminates

his

employment

for

Good

Reason,

in

each

case

within

twenty

four

(24)
months following

a Material

Change (as

defined in

the Change

of Control

Plan), the

Company's
sole obligation will be to provide to Executive the benefits and payments provided in that Change of

Control

Plan,

and

the

Executive

shall

be

entitled

to

no

benefits

or

payments

hereunder.

Executive shall

be entitled

to a

multiplier of

2.50 for

purposes of

calculating the

Cash Payment
referenced in Section IV(A) of the Change of Control Plan.
Notwithstanding

the foregoing,

if the

rights, compensation

and benefits

described in

the
Change of

Control

Plan

pertaining to

termination

are less

than

those that

would be

provided

in
Section 6(c) of this Agreement, as determined by Executive and the

Group Board, Executive will
only be

entitled to

the compensation,

benefits and

rights provided

in this

Agreement, and

Executive
waives and specifically disclaims any rights, benefits and compensation he would otherwise have been entitled to under the Change of Control Plan.
(e)
Voluntary

Termination

by

the

Executive

without

Good

Reason.

In

the

event
Executive terminates his employment without Good Reason,

he shall provide six (6) months prior
written notice of such termination to the

Company.

During the 6 month notice period, Executive
shall continue to receive

all compensation and benefits

specified in this agreement.

At the end of
the 6

month

notice period,

the Executive

will

be entitled

to any

outstanding Accrued

Payments
only, and the Executive shall not be entitled to any other benefits or payments hereunder. Without
limiting

all

other

rights

and

remedies

of

the

Company

under

this

Agreement

or

otherwise,

a
termination of

employment by

the Executive

without Good

Reason upon

proper notice,

will not
constitute a breach by the Executive of this Agreement.
(f)
Resignation

from

all

Boards.

Upon

termination

or

cessation

of

Executive's
employment

with

the

Company

for

any

reason,

including

the

cessation

of

employment

upon
expiration of the term of this Agreement, Executive agrees immediately to resign his employment
with the Company and all

affiliates.

Any notice of termination or actual

termination or cessation
of employment shall

act automatically

to effect

such resignation

as well

as resignation

from any
position on all boards of directors of the Company or any subsidiary or affiliate of the Company.

(g)
Termination

and

Clawback.

Notwithstanding

anything

in

this

Agreement

to

the
contrary,

if

the

Executive

engages

in

material

willful

misconduct

in

respect

of

his

obligations
hereunder, including, but not limited to, fraudulent

misconduct, during the term

of this Agreement
or during the period in

which he is otherwise entitled to

receive payments hereunder following his
termination of employment, then (i) the Executive shall

be required to repay to the Company any
incentive compensation (including equity awards) paid

to the Executive during or with

respect to
the period in

which he engaged

in such misconduct,

as determined by

a majority of

the Board of
Directors of Group

in its sole

discretion, provided that

no such determination

may be made

until
Executive

has

been

given

written

notice

detailing

the

specific

event

constituting

such

material
willful misconduct and an opportunity to appear before the Group Board (with legal counsel if so
requested in writing by Executive) to discuss the specific circumstances alleged to give rise to the material willful misconduct;

and (ii)

upon such

determination, if

Executive has

begun to

receive
payments or

benefits under

clauses (ii),

(iii), (iv)

and (v)

of paragraph

(c) of

this Section

6, then
such payments and benefits shall immediately terminate, and Executive shall be required to repay to the Company the payments and the value of the benefits previously provided to him hereunder.
(h)
Release of Claims

as Condition.

The Company's

obligation to

pay the

separation
allowance and

provide all

other benefits

and rights

(including equity

vesting) referred

to in

this
Agreement shall be conditioned

upon the Executive or

his estate having delivered

to the Company
an

executed

full

and

unconditional

release

of

claims

against

the

Company,

its

parent

entities,
affiliates,

employee

benefit

plans

and

fiduciaries,

officers,

employees,

directors,

agents

and
representatives satisfactory in form and content to the Company's counsel.
(i)
No Mitigation.

In no event shall Executive be obligated to seek other employment or take

any other

action by

way of

mitigation of

the amounts

payable to

Executive under

any of
the provisions of

this Agreement, nor

shall the amount

of any payment

hereunder be

reduced by
any compensation earned by Executive as a result of subsequent employment.
(j)
Time for Payment.

Subject to the terms and conditions set forth in Section 13, and except

as

otherwise

expressly

stated

herein,

benefits

payable

pursuant

to

this

Section

6,

if

any,
shall be paid within sixty (60) days following Executive's termination of employment.
7. INDEMNIFICATION .
(a)
The

Company

shall

indemnify,

defend

and

hold

Executive

harmless,

to

the
maximum extent permitted

by law, against all judgments, fines,

amounts paid in

settlement and all
reasonable expenses, including attorneys' fees incurred by him, in connection with the defense of, or as a result of, any action or proceeding (or any appeal from any action or proceeding) in which
Executive is

made or

is threatened

to be

made a

party by

reason of

the fact

that he

is or

was an
officer or director of

the Company, regardless of whether such

action or proceeding

is one brought
by or in the right of the Company.

Each of the parties hereto shall give prompt notice to the other of any action or proceeding

from which the Company is

obligated to indemnify,

defend and hold
harmless Executive of which it or he (as the case may be) gains knowledge.

(b) The Company agrees that the Executive shall be covered and insured up to the full limits

provided

by

all

directors'

and

officers'

insurance

which

the

Company

then

maintains

to
indemnify its

directors and

officers (and

to indemnify

the Company

for any obligations

which it
incurs as a

result of its

undertaking to

indemnify its

officers and

directors), subject

to applicable
deductibles and to the terms and conditions of such policies.
(c)
As

used

in

this

section

7,

the

term

Company

shall

be

construed

to

include

the
Company and its parent entities, affiliates and subsidiaries.
8. ARBITRATION .
The

parties

shall

use

their

best

efforts

and

good

will

to

settle

all

disputes

by

amicable
negotiations.

The Company and

Executive agree that,

with the express

exception of any

dispute
or

controversy

arising

under

Sections

11

and

12

of

this

Agreement,

any

controversy

or

claim
arising

out

of

or

in

any

way

relating

to

Executive's

employment

with

the

Company,

including,
without

limitation,

any

and

all

disputes

concerning

this

Agreement

and

the

termination

of

this
Agreement that

are not

amicably resolved

by negotiation,

shall be

settled by

arbitration in

New
Jersey, or such other place agreed to by the parties, as follows:
Any

such

arbitration

shall

be

heard

by

a

single

arbitrator.

Except

as

the

parties

may
otherwise agree, the arbitration,

including the procedures for

the selection of an

arbitrator, shall be
conducted in

accordance with

the National

Rules for

the Resolution

of Employment

Disputes of
the American Arbitration Association ("AAA").
All

attorneys'

fees and

costs

of

the

arbitration

shall in

the

first instance

be

borne by

the
respective party incurring such costs and fees, but the arbitrator shall have the discretion to award costs and/or attorneys'

fees as he

or she deems

appropriate under the

circumstances.

The parties
hereby expressly waive punitive damages, and

under no circumstances shall an award

contain any
amounts that are in any way punitive in nature.
Judgment

on

the

award

rendered

by

the

arbitrator

may

be

entered

in

any

court

having
jurisdiction thereof.
It is intended

that controversies or

claims submitted to

arbitration under this

Section 8 shall
remain confidential, and to that

end it is agreed by

the parties that neither the

facts disclosed in the
arbitration, the

issues arbitrated,

nor the

view or

opinions of

any persons

concerning them,

shall
be disclosed

to third

persons

at any

time, except

to the

extent necessary

to enforce

an award

or
judgment

or

as

required

by

law

or

in

response

to

legal

process

or

in

connection

with

such
arbitration.
Notwithstanding the foregoing,

each of the

parties agrees that,

prior to submitting

a dispute
under this Agreement to

arbitration, the parties agree to

submit for a period

of sixty (60) days, to
voluntary mediation

before

a jointly

selected neutral

third party

mediator

under the

auspices of
JAMS,

New

York,

New

York

Resolutions

Center

(or

any

successor

location),

pursuant

to

the
procedures

of

JAMS

International

Mediation

Rules

conducted

in

New

Jersey

(however,

such
mediation or obligation

to mediate shall

not suspend or

otherwise delay any

termination or other
action of the Company or affect the Company's other rights).

9. ENFORCEABILITY .
It is the

intention of the

parties that the

provisions of this

Agreement shall be

enforced to
the fullest

extent permissible

under the

laws and

public policies

of each

state and

jurisdiction in
which such

enforcement is

sought, but

that the

unenforceability (or

the modification

to conform
with

such

laws

or

public

policies)

of

any

provisions

hereof,

shall

not

render

unenforceable

or
impair the remainder of this Agreement.

Accordingly, if any provision of this Agreement shall be
determined

to

be

invalid

or

unenforceable,

either

in

whole

or

in

part,

this

Agreement

shall

be
deemed

amended

to

delete

or

modify,

as

necessary,

the

offending

provisions

and

to

alter

the
balance of this

Agreement in

order to render

the same

valid and

enforceable to

the fullest

extent
permissible.
10. ASSIGNMENT .
This Agreement is personal in nature to the Company and the rights and obligations of the
Executive

under

this

Agreement

shall

not

be

assigned

or

transferred

by

the

Executive.

This
Agreement and all of the

provisions hereof shall be

binding upon, and inure

to the benefit of,

the
parties hereto and their successors (including successors by merger,

consolidation, sale or similar
transaction,

permitted

assigns,

executors,

administrators,

personal

representatives,

heirs

and
distributees).
11.
NON-DISCLOSURE;

NON-SOLICITATION;

COVENANTS

OF

EXECUTIVE;
COOPERATION .
(a)
Executive

acknowledges

that

as

a

result

of

the

services

to

be

rendered

to

the
Company hereunder,

Executive will

be brought into

close contact with

many confidential affairs
of

the

Company,

its

parents,

subsidiaries

and

affiliates,

not

readily

available

to

the

public.

Executive further acknowledges

that the

services to

be performed

under this

Agreement are

of a
special, unique,

unusual, extraordinary

and intellectual

character; that

the business

of the

Company
is international in

scope; that its goods

and services are

marketed throughout the United

States and
other

countries;

and

that

the

Company

competes

with

other

organizations

that

are

or

could

be
located in any part of the United States or the world.
(b)
In recognition

of the

foregoing, Executive

covenants and

agrees that,

except as

is
necessary in providing

services under this

Agreement, or

as required by

law or pursuant

to legal
process

or

in

connection

with

an

administrative

proceeding

before

a

governmental

agency,
Executive

will

not

knowingly

use

for

his

own

benefit

nor

knowingly

divulge

any

Confidential
Information

and

Trade

Secrets

of

the

Company,

its

parents,

subsidiaries

and

affiliated

entities,
which are

not otherwise in

the public domain

and, so long

as they remain

Confidential Information
and

Trade

Secrets

not

in

the

public

domain,

will

not

disclose

them

to

anyone

outside

of

the
Company

either

during

or

after

his

employment.

For

the

purposes

of

this

Agreement,
"Confidential

Information"

and

"Trade

Secrets"

of

the

Company

mean

information

which

is
proprietary

and

secret

to

the

Company,

its

parents,

subsidiaries

and

affiliated

entities.

It

may
include, but

is not

limited to,

information relating

to present

future concepts

and business

of the
Company,

its

parents,

subsidiaries

and

affiliates,

in

the

form

of

memoranda,

reports,

computer
software

and

data

banks,

customer

lists,

employee

lists,

books,

records,

financial

statements,
manuals, papers, contracts and strategic plans.

As a guide, Executive is to consider information

originated, owned,

controlled or

possessed by

the Company,

its subsidiaries

or affiliated

entities
which

is

not

disclosed

in

printed

publications

stated

to

be

available

for

distribution

outside

the
Company,

its

parents,

subsidiaries

and

affiliated

entities

as

being

secret

and

confidential.

In
instances where doubt does or should reasonably be understood to exist in Executive's mind as to
whether

information

is

secret

and

confidential

to

the

Company,

its

subsidiaries

and

affiliated
entities, Executive agrees to request an opinion, in writing, from the Company as to whether such information

is

secret

and

confidential.

Nothing

in

this

Agreement

prohibits

Executive

from
reporting possible violations

of federal or

state law

or regulation to

any governmental

agency or
entity or making other

disclosures that are protected under

the whistleblower provisions of federal
or state law or regulation.

(c)
In compliance

with 18

U.S.C. §

1833(b), as

established by

the Defend

Trade Secrets
Act of

2016, Executive

is given

notice of

the following:

(1) that

an individual

shall not

be held
criminally or civilly liable under any Federal or State trade secret law for the disclosure of a trade secret that

(A) is

made (i)

in confidence

to a

Federal, State,

or local

government

official,

either
directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating
a suspected violation of law; or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if

such filing is

made under seal;

and (2) that

an individual who

files a lawsuit
for retaliation

by an

employer for

reporting a

suspected violation

of law

may disclose

the trade
secret to the

attorney of the

individual and use

the trade secret

information in the

court proceeding,
if the

individual (A)

files any

document containing

the trade

secret under

seal; and

(B) does

not
disclose the trade secret, except pursuant to court order.
(d)
Executive will deliver promptly to

the Company on termination

of his employment
with

the

Company,

or

at

any

other

time

the

Company

may

so

request,

all

memoranda,

notes,
records,

reports

and

other

documents

relating

to

the

Company,

its

parents,

subsidiaries

and
affiliated entities, and all

property owned by the

Company,

its subsidiaries and affiliated

entities,
which

Executive

obtained

while

employed

by

the

Company,

and

which

Executive

may

then
possess or have under his control.
(e)
Executive will

promptly disclose

to the Company

all inventions, processes,

original
works of authorship, trademarks, patents, improvements and discoveries related to the business of
the Company,

its subsidiaries

and affiliated

entities (collectively

"Developments"), conceived

or
developed

during

Executive's

employment

with

the

Company

and

based

upon

information

to
which

he

had

access

during

the

term

of

employment,

whether

or

not

conceived

during

regular
working

hours,

though

the

use

of

Company

time,

material

or

facilities

or

otherwise.

All

such
Developments

shall

be

the

sole

and

exclusive

property

of

the

Company,

and

upon

request
Executive

shall

deliver

to

the

Company

all

outlines,

descriptions

and

other

data

and

records
relating

to

such

Developments,

and

shall

execute

any

documents

deemed

necessary

by

the
Company to protect the Company's

rights hereunder.

Executive agrees upon request to

assist the
Company

to

obtain

United

States

or

foreign

letters

patent

and

copyright

registrations

covering
inventions and original works of authorship belonging

to the Company.

If the Company is unable
because of Executive's

mental or physical

incapacity to secure

Executive's signature to

apply for
or to

pursue any

application for

any United

States or

foreign letters

patent or

copyright registrations
covering inventions and

original works of

authorship belonging to

the Company,

then Executive
hereby

irrevocably

designates

and

appoints

the

Company

and

its

duly

authorized

officers

and
agents as his agent and attorney in fact, to act for and in his behalf and stead to execute

and file any such

applications and to

do all other

lawfully permitted acts

to further
the prosecution

and issuance of

letters patent or

copyright registrations thereon

with the same

legal
force and effect

as if executed by

him.

Executive hereby waives and

quitclaims to the

Company
any and all claims,

of any nature

whatsoever, that

he may hereafter have

for infringement of

any
patents or copyright resulting from registrations belonging to the Company.
(f)
The

Executive

agrees

that

for

a

period

of

months

after

the

termination

or
cessation of

the Executive's

employment with

the Company

for any

reason(except that

the time
period

of

such

restrictions

shall

be

extended

by

any

period

during

which

the

Executive

is

in
violation of this Section 11(e)) the Executive will not:
(i)
directly or indirectly

solicit, attempt

to hire, or

hire any employee

of the
Company or

its affiliates

(or any

person who

may have

been employed

by the

Company or

its
affiliates during the

last year

of the

Executive's employment with

the Company),

or assist in

such
hiring by any other person or business entity

or encourage, induce or attempt to induce

any such
employee to terminate his or her employment with the Company or its affiliates; or
(ii)
take action intended to encourage any

vendor or supplier of the Company
or its affiliates to cease

to do business with the

Company or its affiliates or materially

reduce the
amount of business the vendor or supplier does with the Company or its affiliates; or
(iii) materially disparage the Company or its affiliates.
(g)
Executive agrees

to cooperate

with the

Company, during the

term of

this Agreement
and

at

any

time

thereafter

(including

following

Executive's

termination

of

employment

for

any
reason), by making himself

reasonably available to testify

on behalf of the

Company,

its parents,
subsidiaries and

affiliates in any

action, suit,

or proceeding,

whether civil,

criminal, administrative,
or investigative, and to

assist the Company,

in any such

action, suit, or

proceeding, by providing
information

and

meeting

and

consulting

with

the

Board

or

its

representatives

or

counsel,

or
representatives

or

counsel

to

the

Company,

as

requested;

provided,

however

that

it

does

not
materially interfere

with his

then current

professional activities.

The Company

agrees to

reimburse
Executive

for

all

reasonable

expenses

actually

incurred

in

connection

with

his

provision

of
testimony or assistance.
12. NON-COMPETITION AGREEMENT .
The

Executive

agrees

that

throughout

the

term

of

his

employment,

and

for

a

period

of
twelve (12) months after

termination or cessation of

employment for any reason,

(except that the
time period of such

restrictions shall be extended

by any period during

which the Executive is

in
violation

of

this

Section

12),

he

will

not

engage

in,

participate

in,

carry

on,

own,

or

manage,
directly

or

indirectly,

either

for

himself

or

as

a

partner,

stockholder,

investor,

officer,

director,
employee, agent, independent contractor,

representative or consultant

of any person, partnership,
corporation

or

other

enterprise,

in

any

"Competitive

Business"

in

any

jurisdiction

in

which

the
Company

or

any

of

its

affiliates

actively

conducts

business.

For

purposes

of

this

Section

12,
"Competitive Business" means the property and casualty insurance or reinsurance business.

The Executive's engaging in the following activities will not be deemed to be engaging or
participating in a

Competitive Business: (i)

investment banking;

(ii) passive

ownership of

less than
2%

of

any

class

of

securities

of

a

company;

(iii)

engaging

or

participating

solely

in

a
noncompetitive

business

of

an

entity

which

also

separately

operates

a

business

which

is

a
"Competitive Business"; (iv) continued service

on the USAA Board of

Directors; and (v) service
on the

board of

any public

or private

for profit

and not

for profit

company that

is not

otherwise
engaged

in

the

property

and

casualty

insurance

or

reinsurance

business.

Notwithstanding

the
foregoing, the

Board shall consider

any request

from Executive

to sit

on the

board of

a Competitive
Business and retain discretion to approve and

waive the restriction of Executive to participate as

a
board member of a Competitive Business, but only during

the 12 month non-compete period after
the termination date or cessation of employment.

For the avoidance of

doubt, all restrictions

on Executive embodied within

this Section 12
will cease at the

end of the 12 month

non-compete period following cessation

of employment, and
Executive is free

at that time

to be employed

by or serve

on the board

of any Competitive Business
without need to seek permission from the Group Board.
The

Executive

acknowledges,

with

the

advice

of

legal

counsel,

that

he

understands

the
foregoing provisions

of this

Section 12

and that

these provisions

are fair, reasonable,

and necessary
for the protection of the Company's business.
Executive

agrees

that

the

remedy

at

law

for

any

breach

or

threatened

breach

of

any
covenant

contained

in

Sections

11

and

12

will

be

inadequate

and

that

the

Company

and

its
affiliates, in addition to such other remedies as may be available to it, in law or in equity,

shall be
entitled to injunctive relief without bond or other security.
13. TAXES .
(a)
All payments to

be made to

and on behalf

of the

Executive under this

Agreement
will be subject to required withholding of federal, state and local income, employment and excise taxes, and to related reporting requirements.
(b)
Notwithstanding anything

in this

Agreement to

the contrary,

it is

the intention

of
the

parties

that

this

Agreement

comply

with

Section

409A

of

the

Internal

Revenue

Code,

as
amended (the "Code") and any regulations and other guidance issued thereunder or an exemption
thereunder

and

shall

be

construed

and

administered

in

accordance

with

Section

409A,

and

this
Agreement

and

the

payment

of

any

benefits

hereunder

shall

be

operated

and

administered
accordingly.

Any payments under this

Agreement that may

be excluded from Section

409A either
as separation pay due to

an involuntary separation from service

or as a short-term deferral shall

be
excluded from Section

409A to the maximum

extent possible. To the extent Section

409A applies,
each installment payment

provided under this

Agreement shall be

treated as

a separate payment.
Specifically,

but

not

by

limitation,

the

Executive

agrees

that

if,

at

the

time

of

termination

of
employment,

the

Company

is

considered

to

be

publicly

traded

and

he

is

considered

to

be

a
specified employee,

as defined

in Section

409A, then

some or

all of

such payments

to be

made
hereunder as a result

of his termination of

employment shall be deferred

for no more than

six (6)
months following such termination of employment, if and to the extent the delay in such payment is necessary in order to comply with the requirements of Section 409A of the Code.

Upon expiration of such six

(6) month period (or, if earlier, his death),

any payments so
withheld

hereunder

from

the

Executive

hereunder

shall

be

distributed

to

the

Executive,

with

a
payment

of

interest

thereon

credited

at

a

rate

of

prime

plus

1%

(with

such

prime

rate

to

be
determined as of the actual payment date).
(c)
With respect to any amount of expenses eligible for reimbursement that is required
to

be

included

in

the

Executive's gross

income

for

federal

income

tax

purposes,

such

expenses
shall be reimbursed to

the Executive no later

than December 31 of

the year following

the year in
which the Executive incurs the related expenses.

In no event shall the amount of expenses (or in-
kind benefits) eligible for reimbursement in

one taxable year affect the amount of

expenses (or in-
kind

benefits)

eligible

for

reimbursement

in

any

other

taxable

year

(except

for

those

medical
reimbursements referred

to

in

Section

105(b)

of

the

Internal Revenue

Code

of

1986),

nor

shall
Executive's right

to reimbursement

or in-kind

benefits

be subject

to liquidation

or exchange

for
another benefit.
(d)
If

the

benefits

payable

hereunder

constitute

deferred

compensation

within

the
meaning of Section

409A of the

Code, then Executive

shall execute and

deliver to the

Company
the Release as referenced in section 6(h) within sixty (60)

days following the date of termination.

If such Release

is not effective no

later than sixty (60)

days following the date

of termination, then
any such payments

due following such

date of termination

other than the

Accrued Benefits shall
be forfeited.

Benefits that would have otherwise been payable

during such sixty (60) day period
shall be accumulated

and paid

on the 60th

day following

Executive's termination, provided

such
Release shall have

been executed and

such revocation

periods shall have

expired.

If a bona

fide
dispute

exists,

then

Executive

shall

deliver

a

written

notice

of

the

nature

of

the

dispute

to

the
Company

within

thirty

(30)

days

following

receipt

of

such

general

release.

Benefits

shall

be
deemed

forfeited

if

the

release

(or

a

written

notice

of

a

bona

fide

dispute)

is

not

executed

and
delivered to the Company within the time specified herein.
(e)
Termination

of

employment, or

words

of

similar

import,

used in

this

Agreement
means,

for

purposes

of

any

payments

under

this

Agreement

that

are

payments

of

deferred
compensation subject

to Section

409A of

the Code,

"separation from

service" as defined

in Section
409A of the Code and the regulations promulgated thereunder.
14. SURVIVAL .
Anything in Section

6 hereof to the

contrary notwithstanding, the

provisions of Section

7
through 16 shall survive the

expiration or termination of this

Agreement, regardless of the reasons
therefor.
15.
NO CONFLICT; REPRESENTATIONS

AND WARRANTIES
.
The Executive represents and warrants that, to the best of

his knowledge and belief, (i) the
information

(written

and

oral)

provided

by

the

Executive

to

the

Company

in

connection

with
obtaining

employment

with

the

Company

or

in

connection

with

the

Executive's

former
employments,

work

history,

circumstances

of

leaving

former

employments,

and

educational
background,

is

true

and

complete,

(ii)

he

has

the

legal

capacity

to

execute

and

perform

this
Agreement, (iii) this Agreement is a valid and binding obligation of the Executive enforceable against him in

accordance with its terms,

(iv) the Executive's execution,

delivery or performance
of

this

Agreement will

not

conflict

with

or

result

in

a

breach of

any

agreement,

understanding,
order, judgment or

other obligation to

which the

Executive is

a party

or by which

he may

be bound,
written

or

oral,

and

(v)

the

Executive

is

not

subject

to

or

bound

by

any

covenant

against
competition, non-disclosure or

confidentiality obligation, or any

other agreement, order, judgment
or other obligation, written or oral, which would conflict with, restrict or limit the performance of the

services

to

be

provided

by

him

hereunder.

The

Executive

agrees

not

to

use,

or

disclose

to
anyone

within

the

Company,

its

parents,

subsidiaries

or

affiliates,

at

any

time

during

his
employment hereunder, any trade

secrets or any confidential

information of any

other employer or
other third party.

Executive has provided to the

Company a true copy of

any non-competition or
non-solicitation obligation or agreement to which he may be subject.
16. MISCELLANEOUS .
(a)
Any notice

to be

given hereunder

shall be

in writing

and delivered

personally or
sent by overnight mail, addressed to the party concerned at the address indicated below or to such other address as such party may subsequently give notice of hereunder in writing:
If to the Company or Holdings:
Everest Global Services, Inc.
100 Everest Way

Warren, New Jersey 07059
Attention: General Counsel
If to Executive:
Employee's last known address, as reflected in the Company's records.
Any notice given

as set

forth above

will be deemed

given on the

business day

sent when
delivered by hand during normal business hours, on the business day after the business day sent if
delivered

by

a

nationally-recognized

overnight

courier,

or

on

the

third

business

day

after

the
business day sent if delivered by registered or certified mail, return receipt requested.
(b)
Law Governing.

This Agreement shall

be deemed

a contract

made under

and for
all purposes

shall be

construed in

accordance with,

the laws

of the

State of

New Jersey

without
reference to the principles of conflict of laws.
(c)
Jurisdiction.

Subject

to

Section

8

above,

(i)

in

any

suit,

action

or

proceeding
seeking to

enforce any

provision of this

Agreement or

for purposes

of resolving

any dispute

arising
out of or related to

this Agreement (including Sections 11 and 12 or

the transactions contemplated
by

this

Agreement),

the

Company

and

the

Executive

each

hereby

irrevocably

consents

to

the
exclusive jurisdiction

of any

federal court

located in

the State

of New

Jersey or

any of

the state
courts of the State of New Jersey; (ii) the

Company and the Executive each hereby waives, to the
fullest extent permitted by applicable law, any objection which it or he may now or hereafter have
to the laying

of venue of

any such suit,

action or proceeding

in any such

court or that

any such suit,
action or proceeding brought in any such court has been brought in an inconvenient forum;

(iii) process

in any

such suit,

action or

proceeding may

be served

on either
party anywhere in

the world, whether within

or without the

jurisdiction of such

court, and, without
limiting the foregoing, each of

the Company and the Executive

irrevocably agrees that service of
process on such party, in the same manner as provided for notices in Section 16(a)

above, shall be
deemed effective service of process on

such party in any such suit,

action or proceeding; and (iv)
WAIVER

OF JURY

TRIAL: EACH

OF THE

COMPANY

AND THE

EXECUTIVE HEREBY
IRREVOCABLY

WAIVES

ANY AND

ALL

RIGHT

TO

TRIAL BY

JURY

IN ANY

LEGAL
PROCEEDINGS

ARISING

OUT

OF

OR

RELATED

TO

THIS

AGREEMENT

OR

THE
TRANSACTIONS CONTEMPLATED

BY THIS AGREEMENT.
(d)
Headings.

The Section headings contained in

this Agreement are for convenience
of reference

only and

are not

intended to

determine, limit

or describe

the scope

or intent

of any
provision of this Agreement.
(e)
Number

and

Gender.

Whenever

in

this

Agreement

the

singular

is

used,

it

shall
include

the

plural

if

the

context

so

requires,

and

whenever

the

feminine

gender

is

used

in

this
Agreement, it shall be construed

as if the masculine, feminine

or neuter gender,

respectively,

has
been used

where

the

context

so

dictates,

with

the

rest

of

the

sentence

being

construed as

if

the
grammatical and terminological changes thereby rendered necessary have been made.
(f)
Entire

Agreement.

This

Agreement

contains

the

entire

agreement

and
understanding between

the parties

with respect

to the

subject

matter

hereof

and

supersedes

any
prior

or

contemporaneous

understandings

and

agreements,

written

or

oral,

between

and

among
them respecting such subject matter, including, without limitation, the Prior Agreement.
(g)
Counterparts.

This

Agreement

may

be

executed

in

counterparts,

each

of

which
shall be deemed an original but both of which taken together shall constitute one instrument.
(h)
Expenses.

All

reasonable

legal

and

advisor

fees

and

expenses

incurred

by
Executive in negotiating and entering into this Agreement will be paid by the Company.

All such
fees and expenses

will be paid by

the Company within thirty

(30) days after

the Company's receipt
of the invoices therefor.
(i)
Amendments.

This Agreement may not be amended except

by a writing executed
by each of the parties to this Agreement.
(j)
No

Waiver.

No

provision

of

this

Agreement

may

be

modified,

waived

or
discharged unless such waiver, modification or discharge is agreed to in writing and signed by the
Executive and such

officer as

may be specifically

designated by the

Board.

No waiver by

either
party

at

any

time

of

any

breach

by

the

other

party

of,

or

compliance

with,

any

condition

or
provision

of

this

Agreement

to

be

performed

by

such

other

party

shall

be

deemed

a

waiver

of
similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.
[signature page follows]

IN

WITNESS

WHEREOF,

the

parties

hereto

have

duly

executed

this

Agreement

as

of
December 17, 2021.
EVEREST GLOBAL SERVICES, INC.
/S/ SANJOY MUKHERJEE
Sanjoy Mukherjee
Executive Vice President
EVEREST REINSURANCE
HOLDINGS, INC.
/S/ SANJOY MUKHERJEE
Sanjoy Mukherjee
Executive Vice President
EVEREST RE GROUP,

LTD.
/S/ SANJOY MUKHERJEE
Sanjoy Mukherjee
Executive Vice President
/S/ JUAN C. ANDRADE
Juan C. Andrade